UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 9 May 2013

ALL GRADE MINING, INC..
 (Exact of registrant as specified in its charter)

COLORADO	0000823544	*
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification №.

370 West Pleasantview Avenue Hackensack , New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 788-3785
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD
9 May 2013 – All Grade Mining, Inc., now having sufficient capital from an investor with those funds being earmarked for periodic reporting, is now finalizing efforts to become current in its periodic filing requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	9 May 2013
Hackensack, New Jersey

All Grade Mining, Inc.

/s/ Gary Kouletas
By: Gary Kouletas, CEO